UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 1, 2024

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 18, 2024, Merit Medical Systems, Inc., a Utah corporation (“Merit”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Cook Medical Holdings LLC, an Indiana limited liability company (“Cook Medical”), to purchase Cook Medical’s lead management portfolio of medical devices and certain related assets for total cash consideration of approximately $210 million and the assumption of certain liabilities (collectively, the “Acquisition”). On November 1, 2024, Merit closed the transaction contemplated by the Purchase Agreement.

The foregoing summary of the principal terms of the Purchase Agreement is not complete and is qualified in its entirety by the actual terms and conditions of the Purchase Agreement, a copy of which is included as an exhibit to the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 that Merit filed with the SEC on October 30, 2024. The representations, warranties, and other terms contained in the Purchase Agreement were made solely for the purposes of the Purchase Agreement and as of the dates set forth in the Purchase Agreement, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the parties to the Purchase Agreement. Those representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Merit, Cook Medical, any of their respective subsidiaries or affiliates, or the assets or business that Merit proposes to acquire pursuant to the Acquisition. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the dates set forth in the Purchase Agreement, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important part by the underlying exhibits and schedules.

On November 1, 2024, Merit issued the attached press release (Exhibit 99.1) announcing the completion of the Acquisition.

The information contained in this Item 8.01 of this Current Report (including Exhibit 99.1 attached hereto) is furnished pursuant to General Instruction B.2. of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Merit under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements about Merit that involve substantial risks and uncertainties. Merit intends such statements, and all subsequent forward-looking statements attributable to Merit, to be expressly qualified in their entirety by these cautionary statements and covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and Section 27A of the Securities Act. In some cases, forward-looking statements can be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “will,” “would,” “seek,” “should,” “could,” “can,” “predict,” “potential,” “continue,” “objective” or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology. However, not all forward-looking statements contain such identifying words. All statements included in this Current Report, other than statements of historical fact, are forward-looking statements for purposes of the Exchange Act and the Securities Act, including any projections of earnings, revenues or other financial items, any statements of the plans and objectives for future operations, any statements concerning proposed new products or services, any statements regarding the integration, development or commercialization of the business or any assets acquired from other parties, any statements regarding future economic conditions or performance, and any statements of assumptions underlying any of the foregoing. Additionally, forward-looking statements include, among other things, the anticipated consequences of Merit’s integration and commercialization of the assets and associated business operations acquired in the Acquisition.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Merit’s actual results, levels of activity, performance or achievement to be materially different from those expressed or implied by these forward-looking statements, including those risks, uncertainties and other factors described in Merit’s Annual Report on Form 10-K for the year ended December 31, 2023 and Merit’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024, and September 30, 2024 and subsequent filings with the SEC.

All forward-looking statements included in this Current Report speak only as of the date made, are based on information available to Merit as of such date, and are subject to change. Merit assumes no obligation to update or revise any forward-looking statement. If Merit does update or correct one or more forward-looking statements, readers should not conclude that Merit will make additional updates or corrections. Merit’s actual results will likely differ, and may differ materially, from anticipated results. Readers should not unduly rely on any such forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated November 1, 2024, entitled “Merit Medical Completes Acquisition of Lead Management Portfolio from Cook Medical”
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: November 1, 2024	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

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